Exhibit 10.1

FOURTH Amendment TO AmenDed and Restated LOAN AGREEMENT and Fourth Amendment to promissory note

This fourth Amendment TO Amended and Restated LOAN AGREEMENT AND fourth Amendment TO PROMISSORY NOTE (this “Agreement”) is made as of September 15th, 2022, by and among RANOR, INC., a Delaware corporation (“Ranor”), Stadco New Acquisition, LLC, a Delaware limited liability company (the “Initial Stadco Borrower”), STADCO, a California corporation (“Stadco”), Westminster Credit Holdings, LLC, a Delaware limited liability company (“Westminster”; together with Ranor, Initial Stadco Borrower and Stadco, jointly and severally, each a “Borrower” and collectively, the “Borrowers”), and BERKSHIRE BANK, a savings bank organized and existing under the laws of the Commonwealth of Massachusetts (“Lender”), successor by merger to Commerce Bank & Trust Company, in the following circumstances:

A.           Lender has made (i) a term loan to Ranor in the original principal amount of $2,850,000.00 (the “Ranor Term Loan”), which Ranor Term Loan is evidenced by that certain Promissory Note dated December 20, 2016, made by Ranor in favor of Lender in the stated principal amount of $2,850,000.00 (as amended by the First Amendment, Second Amendment, and Third Amendment, each as hereafter defined, and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Ranor Term Note”), which Ranor Term Loan matures on September 16, 2022, (ii) a revolving line of credit loan to the Borrowers in the maximum principal amount of $5,000,000.00 (the “Line of Credit”), which Line of Credit is evidenced by that certain Second Amended and Restated Promissory Note dated August 25, 2021, made by the Borrowers in favor of Lender in the stated principal amount of $5,000,000.00 (the “Line of Credit Note”) and (iii) a term loan to the Initial Stadco Borrower, Stadco and Westminster in the original principal amount of $4,000,000.00 (the “Stadco Term Loan” and together with the Ranor Term Loan and the Line of Credit, collectively, the “Loans”), which Stadco Term Loan is evidenced by that certain Promissory Note dated August 25, 2021, made by the Initial Stadco Borrower, Stadco and Westminster in the stated principal amount of $4,000,000.00 (the “Stadco Term Note” and together with the Ranor Term Note and the Line of Credit Note, collectively, the “Notes”). The Notes are governed by the Amended and Restated Loan Agreement by and between Borrowers and Lender dated August 25, 2021 (as amended by that certain First Amendment to Amended and Restated Loan Agreement and First Amendment to Promissory Note (the “First Amendment”) dated as of December 17, 2021, as further amended by that certain Second Amendment to Amended and Restated Loan Agreement and Second Amendment to Promissory Note (the “Second Amendment”) dated as of March 18, 2022, as further amended by that certain Third Amendment to Amended and Restated Loan Agreement and Third Amendment to Promissory Note (the “Third Amendment”) dated as of June 16, 2022, and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). Any capitalized terms used but not expressly defined herein shall be given the same meaning given to such term in the Loan Agreement.

B.            Borrowers have requested that Lender extend the maturity of the Ranor Term Loan and Lender has agreed to such modification on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.             Amendment to Loan Agreement. The Loan Agreement is hereby amended as follows:

1.1           Appendix I of the Loan Agreement is hereby amended by deleting the definition of “Ranor Term Loan Maturity Date” and inserting the following definition in place thereof and substituted therefor:

“Ranor Term Loan Maturity Date. December 15, 2022.”

2.             Amendment to Promissory Note. The Ranor Term Note is hereby amended as follows:

2.1           The second sentence of the second paragraph on page 1 of the Ranor Term Note is hereby deleted in its entirety and the following is inserted in place thereof and substituted therefor:

“Commencing on January 20, 2017, and on the 20th day of each month thereafter, the Borrower shall make monthly payments of principal and interest in the amount of $19,260.46 each, with all outstanding principal and accrued interest due and payable on December 15, 2022.”

3.             Conditions Precedent. The effectiveness of this Agreement is conditioned upon the occurrence of the following events, or the Lender’s receipt of the following items, as applicable, in each case in form and content acceptable to the Lender:

3.1           a fully-executed counterpart of this Agreement from the Borrowers and the Tech Guarantor, in form satisfactory to the Lender; and

3.2           receipt by Lender of payment of all reasonable and documented fees and expenses incurred in connection with this Agreement for which invoices have been presented to the Borrowers, including, without limitation, all reasonable legal fees and expenses.

4.            All security for the Loans and Notes now existing or hereafter granted to Lender, including without limitation all security evidenced, granted or governed by the Loan Agreement as amended hereby, the Security Agreements, the Mortgage, and any guaranty given in connection with the Loans or Notes, shall be security for the Loans, as amended hereby, and the Notes and for all obligations of Borrower under this Agreement, under the Notes and under the Loan Agreement, as previously amended and as amended by this Agreement.

5.             All references to the Loan Agreement and the Ranor Term Note, respectively, wherever, whenever or however made or contained, are hereby deemed to be references to the Loan Agreement and the Ranor Term Note, respectively, as previously modified and as modified by this Agreement. By signing this Agreement in the space indicated below, each Borrower hereby affirms and restates all of the covenants and agreements made and set forth in the Loan Agreement and does hereby warrant, represent and covenant that the representations and warranties in the Loan Agreement are true, accurate and complete in all material respects on and as of the date hereof (provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof, and provided, further, that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date). ALL OF THE PROVISIONS OF THE LOAN AGREEMENT, AS AMENDED HEREBY, REMAIN IN FULL FORCE AND EFFECT.

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6.             By signing this Agreement on behalf of the Borrowers in the space designated below, the individual so signing represents and warrants to Lender that he or she has full power and authority to execute this Agreement and to bind such Borrower, and that all corporate actions necessary to authorize and approve execution of this Agreement, and by such individual, have been taken prior to the execution hereof.

7.             This Agreement shall be binding upon and shall inure to the benefit of Borrowers and Lender, and their respective successors and assigns. This Agreement has been made in the Commonwealth of Massachusetts and shall be governed, construed, applied and enforced in accordance with the laws of said Commonwealth without resort to its conflict of laws rules. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law; should any portion of this Agreement be declared invalid for any reason in any jurisdiction, such declaration shall have no effect upon the remaining portions of this Agreement; furthermore, the entirety of this Agreement shall continue in full force and effect in all jurisdictions and said remaining portions of this Agreement shall continue in full force and effect in the subject jurisdiction as if this Agreement had been executed with the invalid portions thereof deleted.

8.             IN THE EVENT THAT LENDER BRINGS ANY ACTION OR PROCEEDING IN CONNECTION HEREWITH IN ANY COURT OF RECORD OF MASSACHUSETTS OR THE UNITED STATES IN MASSACHUSETTS, EACH BORROWER HEREBY IRREVOCABLY CONSENTS TO AND CONFERS PERSONAL JURISDICTION OF SUCH COURT OVER SUCH BORROWER BY SUCH COURT. IN ANY SUCH ACTION OR PROCEEDING, EACH BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS AND AGREES THAT SERVICE THEREOF MAY BE MADE UPON SUCH BORROWER BY MAILING A COPY OF SUCH SUMMONS, COMPLAINT OR OTHER PROCESS BY CERTIFIED MAIL TO SUCH BORROWER AT ITS ADDRESS REFERENCED IN THE LOAN AGREEMENT. EACH BORROWER AND LENDER HEREBY WAIVE TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR ANY INSTRUMENT OR DOCUMENT DELIVERED IN CONNECTION HEREWITH, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING BETWEEN BORROWERS AND LENDER.

9.             This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile, email or other electronic format (.pdf or .tif) shall be effective as delivery of a manually executed counterpart of this Agreement.

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IN WITNESS WHEREOF, the parties hereto, by their duly authorized representatives, have executed this Agreement on the date first above written.

RANOR, INC.

By:	/s/ Thomas Sammons
Name:	Thomas Sammons
Title:	Vice President – Finance

Stadco New Acquisition, LLC

By:	/s/ Thomas Sammons
Name:	Thomas Sammons
Title:	Chief Financial Officer

Westminster Credit Holdings, LLC

By:	/s/ Thomas Sammons
Name:	Thomas Sammons
Title:	Chief Financial Officer

Stadco

By:	/s/ Thomas Sammons
Name:	Thomas Sammons
Title:	Assistant Secretary

BERKSHIRE BANK

By:	/s/ Thomas McCarthy
Name:	Thomas McCarthy
Title:	Vice President – Commercial Lending

[Signature Page to Fourth Amendment]

CONSENT OF GUARANTOR

The undersigned Guarantor of the Obligations of the Borrowers as further described in the Loan Agreement and that certain Amended and Restated Unlimited Guaranty dated as of August 25, 2021, by such Guarantor in favor of the Lender (the “Guaranty”) hereby consents to the execution of the foregoing Agreement, hereby waives any claims, offsets or defenses which might otherwise arise by reason of the execution of the foregoing, and hereby ratifies and affirms the Guaranty, and all agreements securing such Guaranty, all of which shall remain in full force and effect until Borrowers’ Obligations have been paid and performed in full to Lender’s satisfaction. The undersigned Guarantor hereby agrees that, as of the date hereof, it has no claim or defense of any kind by way of offset or otherwise to the payment and satisfaction in full of Borrowers’ or the undersigned Guarantor’s obligations under said documents or to the extent that such a claim or defense may exist, the undersigned hereby waives it in consideration of the execution of the Agreement. The undersigned Guarantor further waives any and all defenses arising by reason of (a) any and all amendments or modifications of any documents or instrument, (b) any and all alterations, accelerations, extensions or other changes in the time or manner of payment or performance of Obligations, (c) the release, substitution or addition of any collateral or any guarantees, (d) any failure of the Lender to give notice of default to Borrowers or the undersigned Guarantor, (e) any failure of the Lender to pursue any Borrower or any of its property with due diligence, (f) any failure of the Lender to resort to collateral or to remedies which may be available to it, (g) any and all defenses arising out of the relationship of the undersigned to Borrowers, and none of the defenses shall operate to release the undersigned as guarantor, (h) all rights of Borrowers, and (i) the benefit of all other principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof.

The failure or refusal of the undersigned Guarantor to execute this Consent of Guarantor shall not void such Guarantor’s Obligations, nor shall such failure or refusal be grounds for any relief of the undersigned Guarantor from its Obligations.

Guarantor:

TechPrecision Corporation

By:	/s/ Thomas Sammons
Name:	Thomas Sammons
Title:	Chief Financial Officer